SM&R Investments, Inc.

Supplement effective September 29, 2004 to the Class A and Class B Prospectus dated December 31, 2003

On page 3, under "Fund Facts You May Find Helpful" for the SM&R Alger Aggressive Growth Fund, the Portfolio Manager, David Hyun, is hereby deleted and replaced with Co-Portfolio Managers, Teresa McRoberts and Patrick Kelly.

On page 7, under "Fund Facts You May Find Helpful" for the SM&R Alger Growth Fund, the Portfolio Manager, David Hyun, is hereby deleted and replaced with Co-Portfolio Managers, Teresa McRoberts and Patrick Kelly.

On page 47, under "The SM&R Funds and Their Management", the biographical information for David Hyun is hereby deleted and replaced with the following under the SM&R Alger Funds Alger Growth Fund and Alger Aggressive Growth Fund.

Teresa McRoberts serves as Co-Portfolio Manager for the SM&R Alger Growth Fund and SM&R Alger Aggressive Growth Fund and has been responsible for its day-to-day management since September 2004. Ms. McRoberts re-joined Fred Alger Management, Inc. after September 11, 2001. She has been the manager of Algers Health Sciences Fund since its inception in 2002 and will continue to manage that fund. Ms. McRoberts began her Wall Street career in corporate finance and M&A at JP Morgan and then became a securities analyst. She first came to Alger in 1994, covering health care as well as consumer software and selected financials. In 1998, she left Alger to manage nearly $1 billion at Morgan Stanley, she then co-founded the specialized hedge fund Maximus Capital in early 2001.

Patrick Kelly, CFA, serves as Co-Portfolio Manager for the SM&R Alger Growth Fund and SM&R Alger Aggressive Growth Fund and has been responsible for its day-to-day management since September 2004. He has been a technology analyst at Alger since 1999, focusing on software, services, and Internet companies. He graduated with honors from Georgetown University and began his career as an investment banking analyst at SG Cowen.